Exhibit 4.2

FIRST HORIZON NATIONAL CORPORATION

Officers’ Certificate

May 26, 2020

Reference is made to the Indenture, dated as of December 20, 2010, as supplemented by the Supplemental Indenture No. 1, dated as of May 20, 2020 (together, the “Indenture”), between First Horizon National Corporation, a Tennessee corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Indenture.

William C. Losch III, Executive Vice President and Chief Financial Officer and Dane P. Smith, Treasurer of the Company, as Authorized Officers pursuant to the resolutions adopted by the Board of Directors of the Company on January 26, 2016 attached hereto as Annex A, the resolutions adopted by the Board of Directors of the Company on October 23, 2018 attached hereto as Annex B and the resolutions duly adopted by the Board of Directors of the Company by unanimous written consent on May 14, 2020 attached hereto as Annex C, the resolutions adopted by the Pricing Committee dated May 20, 2020 attached hereto as Annex D (such Board of Directors and Pricing Committee resolutions and instruments being referred to herein collectively as the “Resolutions”), hereby establish two series of securities under the Indenture with the following terms:

1.	Two series of securities are designated and shall be known as the Company’s “3.550% Senior Notes due 2023” (the “2023 Notes”) and “4.000 % Senior Notes due 2025” (the “2025 Notes” and, together with the 2023 Notes, the “Notes”).

2.	The aggregate principal amount of the 2023 Notes which may be initially authenticated and delivered under the Indenture is $450,000,000 and the aggregate principal amount of the 2025 Notes which may be initially authenticated and delivered under the Indenture is $350,000,000 (except, in each case, for Notes authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other Notes of or within the series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture); provided that the Company may from time to time, without notice to or the consent of the Holders of either series of the Notes, create and issue further Securities of a series (the “Additional Securities”) having the same terms and ranking equally and ratably with the applicable series of Notes in all respects and with the same CUSIP number as such Notes, except for the payment of interest accruing prior to the issue date of such Additional Securities and/or except for the first payment of interest following the issue date of such Additional Securities. Any Additional Securities will be consolidated and form a single series with the applicable series of Notes and shall have the same terms as to status, redemption and otherwise as such Notes.

3.	Interest will be payable to the Person in whose name a Note (or any Predecessor Securities) is registered at the close of business on the Regular Record Date.

4.	The Stated Maturity of the principal amount of the 2023 Notes shall be May 26, 2023 and the 2025 Notes shall be May 26, 2025.

5.	The 2023 Notes will bear interest at the rate of 3.550% per annum; interest on the Notes will accrue from May 26, 2020; the Interest Payment Dates on which such interest shall be payable are May 26 and November 26 of each year, commencing on November 26, 2020; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 11 or October 11 immediately preceding the relevant Interest Payment Date. Interest payable at Stated Maturity will be paid to the Person to whom principal is payable on such date.

6.	The 2025 Notes will bear interest at the rate of 4.000% per annum; interest on the Notes will accrue from May 26, 2020; the Interest Payment Dates on which such interest shall be payable are May 26 and November 26 of each year, commencing on November 26, 2020; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the April 11 and October 11 immediately preceding the relevant Interest Payment Date. Interest payable at Stated Maturity will be paid to the Person to whom principal is payable on such date.

7.	Subject to Section 12 below, the principal of and interest on the Notes will be payable at the office or agency of the Company maintained for that purpose pursuant to the Indenture, which shall be initially the corporate trust office of the Trustee; provided, however, that at the option of the Company, such payment of interest may be made by check mailed to the person entitled thereto as provided in the Indenture.

8.	The Notes are subject to redemption, at the option of the Company, in whole or, in the case of Notes with a principal amount in excess of $2,000, in part, as provided in the forms of Global Note attached as Annex E-1 and Annex E-2.

9.	The Company shall not be obligated to redeem or purchase any Note pursuant to any sinking fund or analogous provision, or at the option of any Holder thereof.

10.	The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

11.	The Notes shall be subject to defeasance and covenant defeasance pursuant to Sections 1302 and 1303 of the Indenture, and those Sections shall be applicable in their entirety to the Notes.

12.	The Notes will be issued in the form of one or more fully registered Global Notes, in substantially the forms of Annex E-1 and Annex E-2 hereto, which will be deposited with, or on behalf of, The Depository Trust Company (“DTC”), as depositary, and registered in the name of Cede & Co., DTC’s nominee.

13.	The Notes and the authentication pages to the Notes may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Trustee may authenticate the Note by manual or electronic signature. Electronically imaged signatures such as .pdf files, faxed signatures or other electronic signatures to the Note and the authentication pages to the Note shall have the same effect as original signatures.

14.	The Notes will have the other terms and conditions set forth in the forms of Global Notes.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, I have hereunto signed my name, as of the date first above written.

FIRST HORIZON NATIONAL CORPORATION

By:	/s/ William C. Losch III
	Name:	William C. Losch III
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Dane P. Smith
	Name:	Dane P. Smith
	Title:	Senior Vice President and Corporate Treasurer

[Signature Page to Officers’ Certificate under Section 301 of the Indenture]

[Specimen]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

BY ACCEPTING THIS SECURITY, EACH HOLDER OF THIS SECURITY WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”); A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”); A PLAN SUBJECT TO PROVISIONS UNDER APPLICABLE FEDERAL, STATE, LOCAL, NON-UNITED STATES OR OTHER LAWS OR REGULATIONS SIMILAR TO THE REQUIREMENTS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (COLLECTIVELY, “SIMILAR LAWS”); OR ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (EACH A “PLAN”); AND NO PORTION OF THE ASSETS USED TO ACQUIRE OR HOLD THE SECURITY CONSTITUTE ASSETS OF ANY PLAN OR (2) THE PURCHASE, HOLDING AND DISPOSITION OF THE SECURITY WILL NOT CONSTITUTE A NON- EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE INTERNAL REVENUE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

FIRST HORIZON NATIONAL CORPORATION

3.500% Senior NoteS due 2023

No.

CUSIP No.

ISIN No.	$

First Horizon National Corporation, a corporation duly organized and existing under the laws of Tennessee (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee of The Depository Trust Company, or registered assigns, the principal sum of (U.S. $ ) on May 26, 2023 (such date is hereinafter referred to as the “Stated Maturity”), and to pay interest thereon from May 26, 2020, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 26 and November 26 in each year (each, an “Interest Payment Date”), commencing November 26, 2020, at the rate of 3.550% per annum (the “Interest Rate”), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 11 or October 11 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not so punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, which shall be initially the corporate trust office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Stated Maturity of the principal hereof; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this security to be duly executed.

Dated: __________, 2020

FIRST HORIZON NATIONAL CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A, as Trustee

Date: _________, 2020	By:
Authorized Officer

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 20, 2010, as supplemented by the Supplemental Indenture No. 1, dated as of May 26, 2020 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $ , provided that the Company may, without the consent of any Holder, at any time and from time to time increase the initial principal amount as provided in the Indenture.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail at any time on or after April 26, 2020, as a whole or, in case of Securities with a principal amount in excess of $2,000, in part, at the election of the Company, at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to but excluding the Redemption Date, but interest installments that are due on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Interest on the principal balance of this Security shall be calculated on the basis of a 360 day year consisting of twelve 30-day months.

THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

[Specimen]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

BY ACCEPTING THIS SECURITY, EACH HOLDER OF THIS SECURITY WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”); A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”); A PLAN SUBJECT TO PROVISIONS UNDER APPLICABLE FEDERAL, STATE, LOCAL, NON-UNITED STATES OR OTHER LAWS OR REGULATIONS SIMILAR TO THE REQUIREMENTS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (COLLECTIVELY, “SIMILAR LAWS”); OR ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (EACH A “PLAN”); AND NO PORTION OF THE ASSETS USED TO ACQUIRE OR HOLD THE SECURITY CONSTITUTE ASSETS OF ANY PLAN OR (2) THE PURCHASE, HOLDING AND DISPOSITION OF THE SECURITY WILL NOT CONSTITUTE A NON- EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE INTERNAL REVENUE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

FIRST HORIZON NATIONAL CORPORATION

4.000% Senior NoteS due 2025

No.

CUSIP No.

ISIN No.	$

First Horizon National Corporation, a corporation duly organized and existing under the laws of Tennessee (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee of The Depository Trust Company, or registered assigns, the principal sum of (U.S. $ ) on May 26, 2025 (such date is hereinafter referred to as the “Stated Maturity”), and to pay interest thereon from May 26, 2020, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 26 and November 26 in each year (each, an “Interest Payment Date”), commencing November 26, 2020, at the rate of 4.000% per annum (the “Interest Rate”), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 11 or October 11 (whether or not a Business Day),as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not so punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, which shall be initially the corporate trust office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Stated Maturity of the principal hereof; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this security to be duly executed.

Dated: __________, 2020

FIRST HORIZON NATIONAL CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A, as Trustee

Date: __________, 2020	By:
Authorized Officer

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of December 20, 2010, as supplemented by the Supplemental Indenture No. 1, dated as of May 26, 2020 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $ , provided that the Company may, without the consent of any Holder, at any time and from time to time increase the initial principal amount as provided in the Indenture.

The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail at any time on or after April 26, 2020, as a whole or, in case of Securities with a principal amount in excess of $2,000, in part, at the election of the Company, at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to but excluding the Redemption Date, but interest installments that are due on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Interest on the principal balance of this Security shall be calculated on the basis of a 360 day year consisting of twelve 30-day months.

THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

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